As filed with the United States Securities and Exchange Commission on June 16, 2009

Registration No. 333-159412

UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

PRE-EFFECTIVE AMENDMENT NO. 1

TO

Form S-3

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

Crocs, Inc.

(Exact name of registrant as specified in its charter)

Delaware	20-2164234
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification Number)

6328 Monarch Park Place

Niwot, Colorado 80503

(303) 848-7000

(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

Erik Rebich

General Counsel and Secretary

Crocs, Inc.

6328 Monarch Park Place

Niwot, Colorado 80503

(303) 848-7000

(Name, address, including zip code and telephone number, including area code, of agent for service)

With a copy to:

Nathaniel G. Ford, Esq.

Jason Day, Esq.

Faegre & Benson LLP

3200 Wells Fargo Center

1700 Lincoln Street

Denver, Colorado 80203

(303) 607-3500

Approximate date of commencement of proposed sale to the public:  From time to time after the effective date of this Registration Statement, as determined by market conditions.

If the only securities being registered on this form are being offered pursuant to dividend or interest reinvestment plans, please check the following box:    ☐

If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, please check the following box:     ☒

If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.    ☐

If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.     ☐

If this Form is a registration statement pursuant to General Instruction I.D. or a post effective amendment thereto that shall become effective upon filing with the Commission pursuant to Rule 462(e) under the Securities Act, check the following box.    ☐

If this form is a post-effective amendment to a registration statement filed pursuant to General Instruction I.D. filed to register additional securities or additional classes of securities pursuant to Rule 413(b) under the Securities Act, check the following box.   ☐

Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, or a smaller reporting company. See the definitions of “large accelerated filer,” “accelerated filer” and “smaller reporting company” in Rule 12b-2 of the Exchange Act. (Check one):

Large accelerated filer ☒	Accelerated filer ☐	Non-accelerated filer ☐ (Do not check if a smaller reporting company)	Smaller reporting company ☐

                The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933, as amended, or until this Registration Statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

EXPLANATORY NOTE

This Amendment No. 1 to the Registration Statement on Form S-3 (File No. 333-159412) of Crocs, Inc. (the “Registration Statement”) is being filed solely to amend Item 16 of Part II of the Registration Statement.  Since this Amendment No. 1 does not amend any other sections of the Registration Statement, including the prospectus, a copy of the prospectus is not included herein.

PART II

INFORMATION NOT REQUIRED IN PROSPECTUS

Item 16.  Exhibits

The following exhibits are filed as part of this registration statement:

Exhibit No.	Document

1.1*	Form of Underwriting Agreement.

4.1

Restated Certificate of Incorporation of Crocs, Inc. (Incorporated herein by reference to Exhibit 3.1 to Crocs, Inc.’s Registration Statement on Form S-8, filed on March 9, 2006 (File No. 333-132312)).

4.2

Certificate of Amendment to the Restated Certificate of Incorporation of Crocs, Inc. (Incorporated herein by reference to Exhibit 3.1 to Crocs, Inc. Current Report on Form 8-K, filed on July 12, 2007 (File No. 000-51754)).

4.3	Amended and Restated Bylaws of Crocs, Inc. (Incorporated herein by reference to Exhibit 4.2 to Crocs, Inc.’s Registration Statement on Form S-8, filed on March 9, 2006 (File No. 333-132312)).

4.4	Form of Common Stock Certificate (Incorporated herein by reference to Exhibit 4.2 to Crocs, Inc.’s Registration Statement on Form S-1, filed on August 15, 2005 (File No. 333-127526)).

4.5†	Form of Indenture for Debt Securities.

4.6*	Form of Debt Security.

4.7*	Form of Warrant Agreement and Warrant Certificate.

4.8*	Form of Stock Purchase Contract.

4.9*	Certificate of Designation of Preferred Stock.

5.1**	Opinion of Faegre & Benson LLP.

12.1†	Calculation of Ratio of Earnings to Fixed Charges.

23.1**	Consent of Faegre & Benson LLP (included in Exhibit 5.1).

23.2†	Consent of Deloitte & Touche LLP.

24.1†	Power of Attorney.

25.1†	Statement of Eligibility of Wells Fargo Bank, N.A. under the Indenture for Debt Securities.

*

To be filed, if necessary, after the effectiveness of this registration statement as an exhibit to a post-effective amendment hereto or filed as an exhibit to a report filed under the Securities Exchange Act of 1934, and incorporated herein by reference.

†	Previously filed.

**	Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Niwot and the State of Colorado, on the 16th day of June, 2009.

CROCS, INC.
By:	/s/ Russell C. Hammer
Russell C. Hammer
Chief Financial Officer, Senior Vice President – Finance, and Treasurer

Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to the Registration Statement has been signed below by the following persons on behalf of Crocs, Inc. in the capacities and on the dates indicated.

Signature	Title	Date

(i) Principal Executive Officer

/s/ John Duerden	President, Chief Executive Officer and Director	June 16, 2009
John Duerden

(ii) Principal Financial Officer and
Principal Accounting Officer

/s/ Russell C. Hammer	Chief Financial Officer, Senior Vice	June 16, 2009
Russell C. Hammer	President—Finance, and Treasurer

(iii) Directors

*	Director	June 16, 2009
W. Stephen Cannon

*	Director	June 16, 2009
Raymond D. Croghan

*	Director	June 16, 2009
Ronald L. Frasch

*	Director	June 16, 2009
Peter A. Jacobi

*	Chairman of the Board	June 16, 2009
Richard L. Sharp

*	Director	June 16, 2009
Thomas J. Smach

*	Director	June 16, 2009
Ronald R. Snyder

*By:	/s/ Russell C. Hammer
Attorney-in-fact

EXHIBIT INDEX

Exhibit No.	Document

1.1*	Form of Underwriting Agreement.

4.1

Restated Certificate of Incorporation of Crocs, Inc. (Incorporated herein by reference to Exhibit 3.1 to Crocs, Inc.’s Registration Statement on Form S-8, filed on March 9, 2006 (File No. 333-132312)).

4.2

Certificate of Amendment to the Restated Certificate of Incorporation of Crocs, Inc. (Incorporated herein by reference to Exhibit 3.1 to Crocs, Inc. Current Report on Form 8-K, filed on July 12, 2007 (File No. 000-51754)).

4.3	Amended and Restated Bylaws of Crocs, Inc. (Incorporated herein by reference to Exhibit 4.2 to Crocs, Inc.’s Registration Statement on Form S-8, filed on March 9, 2006 (File No. 333-132312)).

4.4	Form of Common Stock Certificate (Incorporated herein by reference to Exhibit 4.2 to Crocs, Inc.’s Registration Statement on Form S-1, filed on August 15, 2005 (File No. 333-127526)).

4.5†	Form of Indenture for Debt Securities.

4.6*	Form of Debt Security.

4.7*	Form of Warrant Agreement and Warrant Certificate.

4.8*	Form of Stock Purchase Contract.

4.9*	Certificate of Designation of Preferred Stock.

5.1**	Opinion of Faegre & Benson LLP.

12.1†	Calculation of Ratio of Earnings to Fixed Charges.

23.1**	Consent of Faegre & Benson LLP (included in Exhibit 5.1).

23.2†	Consent of Deloitte & Touche LLP.

24.1†	Power of Attorney.

25.1†	Statement of Eligibility of Wells Fargo Bank, N.A. under the Indenture for Debt Securities.

*

To be filed, if necessary, after the effectiveness of this registration statement as an exhibit to a post-effective amendment hereto or filed as an exhibit to a report filed under the Securities Exchange Act of 1934, and incorporated herein by reference.

†	Previously filed.

**	Filed herewith.